BALLAST SMALL/MID CAP ETF
SCHEDULE OF INVESTMENTS
December 31, 2020 (Unaudited)

COMMON STOCKS — 97.97%	Shares	Fair Value

Communications — 3.15%
IAC/InterActiveCorp.(a)	210	$39,764
TripAdvisor, Inc.(a)	2,265	65,186
		104,950
Consumer Discretionary — 9.66%
America's Car-Mart, Inc.(a)	575	63,158
Cracker Barrel Old Country Store, Inc.(a)	215	28,363
Darden Restaurants, Inc.	280	33,353
Hanesbrands, Inc.	4,420	64,444
PulteGroup, Inc.	1,465	63,171
Wayside Technology Group, Inc.	3,640	69,524
		322,013
Consumer Staples — 2.77%
J&J Snack Foods Corp.	215	33,405
Sanderson Farms, Inc.	445	58,829
		92,234
Energy — 7.14%
CNX Resources Corp.(a)	3,325	35,910
Goodrich Petroleum Corp.(a)	5,520	55,697
Solaris Oilfield Infrastructure, Inc., Class A	9,055	73,708
Texas Pacific Land Trust	100	72,700
		238,015
Financials — 14.40%
Capital Bancorp, Inc.(a)	5,235	72,923
CIT Group, Inc.	1,815	65,159
Essent Group Ltd.	690	29,808
Everest Re Group Ltd.	270	63,204
Federal Agricultural Mortgage Corp., Class C	890	66,083
First Financial Bancorp	2,850	49,961
MGIC Investment Corp.	5,175	64,946
SVB Financial Group(a)	175	67,869
		479,953
Health Care — 3.78%
Horizon Therapeutics PLC(a)	910	66,567
iRadimed Corp.(a)	2,600	59,280
		125,847
Industrials — 14.12%
Eastern Co. (The)	2,935	70,734
frontdoor, Inc.(a)	1,320	66,277
GrafTech International Ltd.	7,750	82,615

See accompanying notes which are an integral part of this schedule of investments.

BALLAST SMALL/MID CAP ETF
SCHEDULE OF INVESTMENTS - continued
December 31, 2020 (Unaudited)

COMMON STOCKS — 97.97% - continued	Shares	Fair Value
Industrials — 14.12% - continued
IES Holdings, Inc.(a)	1,685	$77,577
Landstar System, Inc.	350	47,131
Lennox International, Inc.	215	58,904
XPO Logistics, Inc.(a)	565	67,348
		470,586
Materials — 11.84%
Eagle Materials, Inc.	655	66,384
Huntsman Corp.	2,475	62,222
Lydall, Inc.(a)	2,195	65,916
Northern Technologies International Corp.	9,855	104,068
UFP Technologies, Inc.(a)	2,060	95,996
		394,586
Real Estate — 8.00%
EPR Properties(a)	1,670	54,275
Lamar Advertising Company, Class A	780	64,912
PotlatchDeltic Corp.	1,000	50,020
STAG Industrial, Inc.	3,115	97,561
		266,768
Technology — 21.00%
Amdocs Ltd.	935	66,320
AstroNova, Inc.(a)	3,065	32,642
Avid Technology, Inc.(a)	5,260	83,477
Cerence, Inc.(a)	680	68,326
Coherent, Inc.(a)	640	96,013
F5 Networks, Inc.(a)	475	83,571
FLIR Systems, Inc.	1,545	67,717
Lumentum Holdings, Inc.(a)	715	67,782
ON Semiconductor Corp.(a)	1,600	52,368
Teradata Corp.(a)	3,635	81,678
		699,894
Utilities — 2.11%
NRG Energy, Inc.	1,870	70,219

Total Common Stocks (Cost $3,155,997)		3,265,065

Total Investments — 97.97% (Cost $3,155,997)		3,265,065

Other Assets in Excess of Liabilities — 2.03%		67,625

See accompanying notes which are an integral part of this schedule of investments.

BALLAST SMALL/MID CAP ETF
SCHEDULE OF INVESTMENTS - continued
December 31, 2020 (Unaudited)

COMMON STOCKS — 97.97% - continued	Fair Value

NET ASSETS — 100.00%	$ 3,332,690

(a)	Non-income producing security.

As of December 31, 2020, the net unrealized appreciation (depreciation) of investments for federal income tax purposes was as follows:

Gross unrealized appreciation	$137,917
Gross unrealized depreciation	(28,849)
Net unrealized appreciation/(depreciation) on investments	$109,068
Tax cost of investments	$3,155,997

See accompanying notes which are an integral part of this schedule of investments.

Ballast Small/Mid Cap ETF

Related Notes to the Schedule of Investments

December 31, 2020

(Unaudited)

The Ballast Small/Mid Cap ETF (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Securities Valuation and Fair Value Measurements - The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official

Ballast Small/Mid Cap ETF

Related Notes to the Schedule of Investments – continued

December 31, 2020

(Unaudited)

Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees of the Trust (the “Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies, Ballast Asset Management, LP (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s net asset value calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used at December 31, 2020 in valuing the Fund’s investments:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$3,265,065	$—	$—	$3,265,065
Total	$3,265,065	$—	$—	$3,265,065

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.